Summary Prospectus 2011 BMO Lloyd George Emerging Markets Equity Fund

As of December 29, 2011
Class I MIEMX	Class Y MEMYX	as supplemented June 12, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.bmofundsus.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to bmofundsus.services@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses(2)	0.85%	0.60%
Total Annual Fund Operating Expenses	1.75%	1.50%
Fee Waiver and Expense Reimbursement(3)	0.35%	0.35%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3)	1.40%	1.15%

(1)	The Fund’s management fee in the fee table has been restated. Effective December 29, 2011, the Fund’s management fee was reduced from 1.00% to 0.90%.

(2)	The expense information in the fee table has been restated to reflect that effective September 1, 2011, the Fund entered into a new transfer agency agreement.

(3)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business and Acquired Fund Fees and Expenses) from exceeding 1.40% for Class Y and 1.15% for Class I through July 6, 2013. The Adviser may not terminate this arrangement prior to July 6, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through July 6, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$143	$117
3 Years	$517	$440
5 Years	$916	$758
10 Years	$2,033	$1,761

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund’s sub-adviser, Lloyd George Management (Hong Kong) Limited (“LGM(HK)”), considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S., Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. LGM(HK) uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. LGM(HK) seeks to identify quality, growth companies typically with dominant industry positions, strong balance sheets and cash flows to support a sustainable dividend payout.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank, N.A. or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks

www.bmofundsus.com

Summary Prospectus 2011 BMO Lloyd George Emerging Markets Equity Fund

As of December 29, 2011
Class I MIEMX	Class Y MEMYX	as supplemented June 12, 2012

are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. LGM(HK)’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s total returns before taxes for the past year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com. LGM(HK) assumed its role as sub-adviser of the Fund effective December 29, 2011. The performance results shown in the bar chart and table are from periods in which the Fund was managed by another sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund.

Class Y—Annual Total Returns (calendar years 2009-2010)

The return for the Class Y shares of the Fund from January 1, 2011 through September 30, 2011 was (26.46)%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	32.53%
Worst quarter	6/30/2010	(10.10)%

Average Annual Total Returns through 12/31/10

	1 Year	Since Commencement of Operations
Class Y (Commencement of Operations 12/23/08)
Return Before Taxes	19.20%	41.90%
Return After Taxes on Distributions	17.49%	40.03%
Return After Taxes on Distributions and Sale of Fund Shares	13.60%	35.62%
Class I (Commencement of Operations 12/23/08)
Return Before Taxes	19.37%	42.17%
EMI (reflects no deduction for fees, expenses or taxes)	18.88%	46.60%
LEMI (reflects deduction of fees and no deduction for sales charges or taxes)	20.14%	46.41%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia.

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Summary Prospectus 2011 BMO Lloyd George Emerging Markets Equity Fund

As of December 29, 2011
Class I MIEMX	Class Y MEMYX	as supplemented June 12, 2012

The Lipper Emerging Markets Fund Index (LEMI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp. Effective June 1, 2012, as part of an internal restructuring M&I Investment Management Corp. merged with and into Harris Investment Management, Inc. and the combined entity was renamed BMO Asset Management Corp.

Sub-Adviser. Lloyd George Management (Hong Kong) Limited, an affiliate of the Adviser.

Portfolio Managers. Robert Lloyd George and Irina Hunter co-manage the Fund. Mr. Lloyd George, Chairman of LGM(HK) and LGM(HK)’s parent company, Lloyd George Management (B.V.I.) Limited (together with its subsidiaries “LGM”), has co-managed the Fund since December 2011 and founded LGM in 1991. Ms. Hunter, a portfolio manager at LGM(HK), has co-managed the Fund since December 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary Prospectus 2011 BMO Lloyd George Emerging Markets Equity Fund

As of December 29, 2011
Class I MIEMX	Class Y MEMYX	as supplemented June 12, 2012

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